UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8 K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 16, 2004

Minden Bancorp, Inc. (Exact Name of Registrant as Specified in Its Charter)

United States (State or Other Jurisdiction of Incorporation)	000-49882 (Commission File Number)	13-4203146 (IRS Employer Identification No.)

415 Main Street, Minden, Louisiana (Address of Principal Executive Offices)		71058 (Zip Code)

(Registrant's Telephone Number, Including Area Code)	(318) 377-0523

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On September 16, 2004, Minden Bancorp, Inc. (The “Company”) announced the commencement of its second stock repurchase program.

For additional information, reference is made to the Company’s press release dated September 16, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable. (b) Not applicable. (c) Exhibits

                            The following exhibit is filed herewith.

Exhibit Number 99.1	Description Press Release dated September 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2004	MINDEN BANCORP, INC. By: Becky T. Harrell Becky T. Harrell Treasurer and Chief Financial Officer